UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 3, 2025

Chevron Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-00368	94-0890210
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Smith Street	Houston	TX	77002
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (832) 854-1000

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.75 per share	CVX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 3, 2025, the Board of Directors (the “Board”) of Chevron Corporation (the “Corporation”) approved and adopted amended and restated By-Laws of the Corporation (the “By-Laws”), effective December 3, 2025. The following is a summary of the changes, all of which relate to simplifying Article II (titled “Officers”) to provide the Corporation with the flexibility to modernize officer titles and align officer title nomenclature with prevailing practice:

•Amended Article II, Section 2, to (i) provide that the Corporation shall have, in addition to a Chief Executive Officer and a Secretary, such other officers as may be elected by the Board to hold such offices that are created by resolution of the Board or created as authorized by the Board; (ii) delete the creation of other specific officers; and (iii) provide that officers shall have such powers and perform such duties as may from time to time be granted or assigned by the By-Laws, the Board or, subject to the control of the Board, by a committee thereof or by the Executive Committee, or as may otherwise be in accordance with the direction of the Board.

•Amended Article II, Sections 3 and 7, to delete the reference to the other powers and duties of the Chief Executive Officer and the Secretary, respectively, each of which was added to Article II, Section 2.

•Deleted Article II, Sections 4 through 6 and Sections 8 through 13, referencing the creation of Vice President and Chief Financial Officer; Vice President and General Counsel; Executive Vice Presidents, Senior Vice Presidents, and Vice Presidents; Assistant Secretaries; Treasurer; Assistant Treasurers; Controller; General Tax Counsel; and Other Officers.

•Renumbered various sections in Article II to reflect these amendments.

Item 8.01	Other Events.
On December 3, 2025, the Board approved an updated list of executive officers as set forth below. The updated list reflects the addition of two executive officers (as indicated below), as well as changes in certain officer titles to modernize and align them with prevailing practice.

Michael K. Wirth	Chief Executive Officer
Mark A. Nelson	Vice Chairman and Executive Vice President, Oil, Products & Gas
Eimear P. Bonner	Chief Financial Officer
T. Ryder Booth	Chief Technology and Engineering Officer
Jeffrey B. Gustavson	President, New Energies
Robert C. Neff, Jr.*	President, Upstream
R. Hewitt Pate	Chief Legal Officer
Andrew B. Walz*	President, Downstream, Midstream and Chemicals
* New appointment

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
3.2	By-Laws of Chevron Corporation, as amended and restated December 3, 2025.
104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2025

CHEVRON CORPORATION
By:	/s/ Christopher A. Butner
Christopher A. Butner
Assistant Secretary and Senior Counsel